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          BETWEEN:  WILLIAM RUSSELL McLEAN,  KENNETH JOHN PARKER, DOUGLAS COWIE,
                    EVELYN ANN  PARKER,  ROGER  OLIVER  BRAEM and DENNIS  GRAHAM
                    BREESE

                    ("THE VENDOR")


          AND:      BROCKER INVESTMENTS (NZ) LIM1TED

                    (THE PURCHASER')


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                         AGREEMENT FOR SALE AND PURCHASE
                                    OF SHARES


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         -----------------------------------------------------------------------

                                ED JOHNSTON & CO
                                   SOlICITORS
                                     LEVEL 1
                              370 GREAT NORTH ROAD
                                  P0 BOX 21 850
                                 WAITAKERE CITY

MEMORANDUM OF AGREEMENT made this 26th day of January One thousand nine hundred and ninety five



BETWEEM WILLIAM RUSSELL McLEAN, KENNETH JOHN PARKER, DOUGLAS COWIE, EVELYN ANN PARKER, ROGER OLIVER BRAEM and DENNIS GRAHAM BREESE all of Auckland (hereinafter called "the Vendor") of the one part



AND BROCKER INVESTMENTS (NZ) LIMITED at Auckland (hereinafter called "the Purchaser") of the other part

WHEREAS


A. PERSONAL COMPUTER SYSTEMS (1993) LIMITED is a duly incorporated Company carrying on business at Auckland and other parts of New Zealand and having a nominal share capital of ONE THOUSAND DOLLARS ($1,000.00) divided into 1,000 fully paid up ordinary shares of ONE DOLLAR ($1.00) each (hereinafter called "the Company").


B. The Vendor is the 1egal and beneficial owner of the shares in the capital of the Company as set opposite their respective names in Schedule "A" hereto (hereinafter called "the said shares").


C. The Vendor has agreed to sell to the Purchaser the respective shares in the capital of the Company with all rights attaching thereto and the Purchaser has agreed to purchase from the Vendor the said shares in the proportions nominated by the Purchaser at and for the total purchase price of SIX HUNDRED & TWENTY FIVE THOUSAND DOLLARS ($625,000.00) plus G.S.T. if any - see

     Clause 18 (hereinafter called "the Purchase Price").

D. THE parties acknowledge that this Agreement and the transfer of the said shares referred to herein shall exclude the Company's video base training division. SEVEN DIMENSIONS TRAINING SYSTEMS which shall remain the property of the Vendor notwithstanding the terms of this Agreement.

E. The Vendor and the Purchaser are now desirous of formalising such verbal arrangement in writing

NOW IT IS MUTUALLY AGREED as follows:

1. THE Purchaser shall pay to the Vendor by way of deposit the sum of ONE THOUSAND DOLLARS ($1,000.00) upon the signing of this Agreement and a further sum of FIVE THOUSAND DOLLARS ($5,000.00) upon this Agreement becoming unconditional which monies shall be paid to the Trust Account of the Vendor's Solicitor. The said sums are to be in reduction of the said Purchase Price.

2. (i) THE balance of the Purchase Price namely SIX HUNDRED & NINETEEN THOUSAND DOLLARS ($619,000.00) shall be paid as follows:


          (a) As to the sum of TWO HUNDRED & TWENTY THOUSAND DOLLARS ($220,000.00) by way of the Purchaser transferring to the Vendor fully paid ordinary shares in BROCKER INVESTMENTS (NZ) LIMITED in accordance with the provisions of paragraph 21 herein.


          (b) As to the sum of THREE HUNDRED & NINETY NINE THOUSAND DOLLARS ($399,000.00) (and subject to the provisions of paragraph 21 herein) by way of the Purchaser executing on the Settlement Dare in favour of the Vendor a first mortgage of all its shares in the Company providing for the following:

               (A)  Term:               That period  expiring on the 31st day of
                                        March 1995

               (B)  Penalty Interest:   Penalty  interest at a rate 2% above the
                                        Bank of New Zealand  base  lending  rate
                                        (commercial) shall apply to the advance for that period where the Principal Sum remains outstanding beyond the 31st day of March 1995

     (ii) The Purchase Price excludes interest and the parties agree that where in relation to this Agreement it is necessary to determine an acquisition price for the purposes of Sections 64B and 64M of the Income Tax Act 1976 the consideration payable under this Agreement is the lowest price the parties would have agreed upon for the sale and purchase of the shares in terms of Paragraph (c) (1) of the definition of a "core acquisition price" in Section 64B of that Act.

3.

     (a) THE Date of Settlement shall be the 27th day of January 1995 or earlier by mutual agreement (herein called "the Settlement Date") at which time all incoming and outgoings of the Company shall be apportioned between the parties.


     (b) THE parties acknowledge that the Purchase Price has been established on the basis that such purchase price equals 3.75 times the net profit after tax of the Company for the year ending the 31st day of July 1994 which profit is evidenced by the books of account attached hereto and marked "Schedule "B".

     (c) THAT in the event that the net profit after tax of the Company for the year ending 31 July 1994 is shown by audit on the Settlement Date (or as soon as practicable thereafter) to be less than the amount referred to in the books of account of the Company attached hereto and marked "Schedule B", based on results derived on an annualized basis from 1 August 1993 to 31 July 1994, and adjusted to exclude the Seven Dimensions Training Systems business activities, then the purchase price shall be reduced having regard to the parties' Agreement that the purchase price has been established on the basis of 3.75 x the net profit after tax of the Company."

     (d) THE parties acknowledge that the audit of the company's accounts as required in terms of Clause 3(c) hereof shall be conducted by the auditors for the purchaser."

4. NOTWITHSTANDING the transfer now made by the Vendor to the Purchaser of the said shares so sold, such transfer of shares is hereby acknowledged by the Purchaser to be without prejudice to the repayment of the said monies (if any) still owing to the Vendor hereunder and to the Vendor's rights to recover the same from the Purchaser.

5. UPON the payment of the balance of purchase price referred to in Clause 2 herein the Vendor will hand to the Purchaser at the office of the Vendor's Solicitor or such other place as may be mutually agreed upon:


     (a) TRANSFERS of the said shares in the Company to the Purchaser executed by the Vendor (and each of them) in registerable form.


     (b)  THE share certificates (if any) for the said shares.

     (c) RESIGNATIONS in writing of the Vendor and all Officers of the Company including Directors and Secretary and an acknowledgement by each of them, and by each and every Shareholder of the Company, that no monies are owing to any of them whatsoever whether by way of fees, salary or otherwise.


     (d) COMMON Seal, Certificate of Incorporation, Share Register, Mortgage Register, Minute Book, Books of Account, Memorandum and Articles of Association, Ownership documents of all descriptions (including Certificates of Title of land (if the Company owns land) and motor vehicle registration papers), all other books, papers and assets of the Company together with any Leases including Leases of real estate (subject to the provisions of paragraph 6(u).


6. IN consideration of the Purchase Price the Vendor warrants to the Purchaser as follows:


     (a) THAT the capital of the Company is as set out in the recitals to this agreement and that all the said shares in the capital of the Company are paid up in full and in the case of shares fully or partly paid up otherwise than for cash, that all the provisions of Section 60 of the Companies Act 1955 have been duly complied with.

     (b) THAT the said shares are free from any lien, charge or other encumbrance whatever and that no person other than the Vendor respectively has any legal or equitable interest in the said shares.

     (c) THAT there are no monies owing to the Vendor respectively by the Company in respect of the said shares.

     (d)  THAT the Vendor shall not permit to be passed before the Settlement

          Date any resolution by the Company altering its share capital or changing its name.

     (e) THAT as shareholders of the Company the Vendor (and each of them) doth hereby waive any pre-emptive rights which they may have in respect of the said shares in the Company held by every other shareholder.

     (f) THAT the Purchase Price has been calculated so as to include the balances of the Shareholders' loan accounts (if any) and loans to employees. Shareholders and Company officers (if any) as at the Settlement Date and the Vendor shall not call upon the Company to repay the balance of any loan account. The vendor shall further ensure that all monies owed by them to the Company by way of Shareholder's loan accounts or otherwise and any other loans owing by employees, shareholders or company officers or otherwise shall be repaid in full to the Company at the Settlement Date.

     (g) THAT no matters of substantial policy of the Company will be decided prior to the Settlement Date without reference to the Purchaser and the approval in writing of the Purchaser which approval shall not be unreasonably or arbitrarily withheld.

     (h) THAT they shall not declare, or pay, any distribution of profit or capital to themselves or any other party in respect of income for the year ended 31 March 1994 or the Settlement Date (whichever is the later) or incur any expenditure up to the Settlement Date other than in respect of salaries at the current rate, motor vehicle expenses, telephone expenses, interest, entertainment expenses and usual operating and trading expenses at levels already established.

     (i)  THAT from the date of this Agreement the Vendor being all the

          Shareholders of the Company shall, if required by the Purchaser, continue to provide services to the Company on the same terms and conditions currently applying up to the Settlement Dare and shall be reimbursed by the Company for such services on the basis currently existing and PROVIDED FURTHER the said KENNETH JOHN PARKER and EVELYN ANN PARKER shall provide the said services to the Company at the cost of the Company for that period expiring 25 February 1995.

     (j) THAT they shall secure the passing of Directors' Resolutions approving the share transfers transferring their holdings of the said shares in the Company to the Purchaser and or its nominee.

     (k) THAT there are no material contracts, contingent liabilities or arrangements existing or contemplated relating to the Company (including, but not limited to, agreements with staff, suppliers or customers) other than as already disclosed to the Purchaser or those which arise in the normal course of reasonable and prudent business operation.

     (1) THAT no legal proceedings of any kind are being taken against the Company and that the Vendor (and each of them) is not aware of any litigation or legal proceedings against the Company pending or threatening, or circumstances which may give rise to the same.

     (m) THAT they are not aware of any cause of action in respect of which the Company is not fully indemnified against breach of contract, or other matter which could or might be used for the purpose of commencing proceedings either civil or criminal against the Company.

     (n) THAT the Company has, as and when required by Law, rendered to the Revenue authorities all necessary returns (including, but not limited to, retains in respect of Goods and Services Tax, PAYE, Income Tax and

          Fringe Benefit Tax) and that such returns have been made on a proper basis and that there is no dispute outstanding with the Revenue authorities in respect of the same and that all tax for which the Company is or has been liable, has been paid for the period ending on the Settlement Date.

     (o)  THAT  all  current  licences,  authorities,   permits  and  agreements
          required to carry on the business of the Company are at the date hereof and will at the Settlement Date be in full force and effect and will not be withdrawn by reason of the acquisition of the said shares by the Purchaser.

     (p) THAT prior to the Settlement Date the Company shall have complied with all the requirements of the Companies Act 1955 and any Act or Acts amending the same in relation to the filing of annual returns and any other documents required to be filed with the Registrar of Companies.

     (q) THAT on Settlement Date there will be no pension, retiring allowance or other benefit payable by the Company to any employee or Officer of the said Company (either Director, Secretary or otherwise) on their retirement or resignation from office or termination of their employment with the said Company.

     (r) THE Vendor shall indemnify and save harmless the Purchaser against any costs and damages suffered by the Purchaser arising from any liability that may exist in respect of Agreements and arrangements entered into prior to the Settlement Date between the Vendor, or the Company and third parties.

     (s) THAT the Vendor shall complete at their own cost in all things any audit of the Company for the period up to the Settlement Date if an audit of the Company is required by the Revenue Authorities at any time.

     (t)  THAT the net profit of the Company is that which is recorded as at the

          31st day of July 1994 in the attached books of account of the Company attached hereto and marked "Schedule B".

     (u) THE Vendor warrants that it has complied in all respects with the terms of all Leases between the Company and third parties in respect of real estate, buildings or otherwise AND FURTHERMORE the Vendor warrants that it shall not commit the Company to any new or renewals of Leases in respect of real estate, buildings or otherwise without the written consent of the Purchaser and the Vendor further warrants to arrange for a complete surrender of its Lease of premises at Unit F, 123 Dominion Road, Mt Eden to occur on the 31st day of March 1995 and pending expiry of the Lease by affluxion of time or surrender the Company shall be responsible in all respects with all obligations under the Lease including but not limited to payments in respect of rental PROVIDED THAT the Vendor shall indemnify the Purchaser and the Company in respect of any loss suffered by either as a consequence of any breach by the Company of the provisions of the Lease prior to the date of this Agreement.

     (v) THAT it has complied with all terms of agency agreements and dealerships and that the same will at the Settlement Date be in full force and effect and will not be withdrawn by reason of the acquisition of the said shares by the Purchaser and that the Vendor shall take all steps to ensure the smooth and co-operative maintenance of agreements and dealerships after the Settlement Date.

     (w) THAT the Vendor has not provided to any third party any options in respect of the shareholding referred to herein.


6.A NEITHER party shall, without the express consent of the other, make use of (whether for its own purposes or otherwise), or divulge to any person, firm, company or other entity whatsoever, any information or facts relating to any aspect of this Agreement or matters whatsoever relating thereto.

7. NO covenant or warranty on the part of the Vendor or of the Purchaser shall be merged or become of no effect upon settlement hereof or any assurances pursuant hereto but the same shall remain outstanding and binding upon the Vendor and his respective Executors and Administrators and the Purchasers according to the tenor thereof.

8. THE Purchaser shall procure by no later than the 31st day of March 1995 or upon repayment of the mortgage of shares referred to in Clause 2(i) herein (whichever is the earlier) the release of the Vendor from all guarantees, indemnities and other personal covenants, undertaking, liability for the debts or liabilities of the Company and shall indemnify and save harmless the Vendor from and against all liabilities of the Company, except to the extent that such may be the subject of indemnity by the Vendor to the Purchaser or the Company by virtue of this Agreement.

9. EACH of the parties undertakes to take all steps, sign all documents and exercise all rights including voting rights necessary to carry this agreement into effect.

10. ALL differences of disputes which may arise between the parties hereto or any of them touching or concerning this agreement or the construction thereof or the rights or liabilities of any part hereunder shall be determined by the arbitration of a single arbitrator if the parties can agree on one or failing such agreement by two arbitrators (one to be appointed by the Vendor and the other by the Purchaser) and their umpire in accordance with the Arbitration Act 1980.

11.

     (i) IF the Purchaser shall make default in payment of any instalment of the purchase monies hereby agreed to be paid or in the performance or observance of any other stipulation or agreement on the part of the Purchaser herein contained and such default shall be continued for the space of fourteen (14) days, the time for such payments and performances fixed by this Agreement being strictly of the essence of the contract. then and in such case the Vendor without prejudice to their other remedies forthwith or at any time hereafter may at their option exercise all or any of the following remedies, namely:

          (a) ENFORCE specific performance of this Agreement including the payment of all monies payable hereunder in which case the whole of the unpaid purchase monies shall be deemed to have become due and payable to the Vendor notwithstanding that the due dare of payment thereof as aforesaid may not have arrived.

          (b) RESCIND this contract of sale and thereupon all monies hereto before paid shall be forfeited to the Vendor.

          (c) RE-ENTER upon and take possession of the lands and properties of the Company without the necessity of giving any notice or making any form of demands.

          (d) RESELL the said shares in the Company either by public auction or private contract subject to such stipulations as they may think fit and any deficiency in price which may result on and all expenses attending a resale or attempted resale shall be made good by the Purchaser and shall be recoverable by the Vendor as liquidated damages the Purchaser receiving credit for any payment in reduction of the Purchase Price. Any increase in price on resale after reduction of expenses shall belong to the Purchaser.

          (e) TO claim from the Purchaser interest on the unpaid portion of the Purchase Price at that interest rate being 2% above the Bank of New Zealand based lending rate (commercial).

     (ii) IF the Vendor shall make default in the  performance  or observance of any
          stipulation or agreement on the part of the Vendor herein contained (hereinafter called "the Default") then the Purchaser without prejudice to its other remedies, may forthwith, or at any time hereafter at its option, exercise all or any of the following remedies:

          (a)  ENFORCE specific performance of this Agreement

          (b) RESCIND this Contract of sale and thereupon all monies hereto before paid shall be refunded to the Purchaser forthwith as liquidated damages together with interest on such sums at the interest rate of 10% per annum from the date (or dates) of payment by the Purchaser until repayment.

          (c) CHARGE to the Vendor an amount representing 10% per annum of the Purchase Price by way of damages (hereinafter called "penalty interest") for the period from the Settlement Date (or the date of default whichever is earlier) to the date upon which the Vendor shall have performed or observed the said stipulations or agreements on the part of the Vendor herein contained or otherwise remedied the default. The said sum of penalty interest shall be deducted from the Purchase Price at the Purchaser's option in the event that this Agreement is eventually performed.

          (d) RECEIVE all profits and rents from the Company notwithstanding that the Settlement Date has passed and the Purchase Price remains unpaid.

12. IN consideration of the Purchaser entering into these presents at the request of the Vendor, DOUGLAS COWIE and KENNETH JOHN PARKER being Officers of the Company COVENANTS with the Purchaser that they (and each of them) shall not for a period of one (1) year from the Settlement Date, or termination of employment with the Purchaser, Sealcorp Computer Products Limited or their respective subsidiaries (whichever is the later) either directly or indirectly carry on or be engaged or concerned or interested or in partnership with or as manager, agent or servant in any business or enterprise involved or associated with the sale at wholesale, retail or otherwise of all products of the type and nature currently sold by the Company (and its subsidiaries, if any), and the Purchaser (and its subsidiaries, if any) and Sealcorp Computer Products Limited (or any of its subsidiaries, if any). This restraint shall apply to the whole of New Zealand. This provision shall be altered to the extent and in respect of those shareholders specifically referred to in Schedule "C" hereof.

13. THE Vendor (and each of them) warrant that all information provided and divulged to the Purchaser in respect of all matters touching upon this Agreement are true and correct and that no material omissions have been made in respect of the same and furthermore the Vendor (and each of them) HEREBY IDEMNIFY the Purchaser in respect of the full value of:

     (i) UNDISCLOSED liabilities whether revealed before the Settlement Date or after the Settlement Daze, (whether contingent or otherwise, including, but not limited to, Income Tax, Goods and Services Tax, Fringe Benefit Tax and PAYE).

     (ii) FIXED Assets forming part of this Agreement which are not either available at the Settlement Date or are not in full operational order at the Settlement Date and to this end the Vendor shall provide to the Purchaser at the time of signing this Agreement a full and precise list of fixed assets including a list of plant fixtures and fitting.

14. THE parties acknowledge that the Purchaser shall provide employment contracts to the following only of the Company's staff on new terms and conditions:

     (i)       ANGELA PHILLIMORE (or replacement)
               Term : twelve (12) months from the date of this Agreement

     (ii)      CARA LE-VENE
               Term : twelve (12) months from the date of this Agreement

     (iii)     MARTINHO GLORIA and CARLA PAPA
               Term: to be advised

     (iv)      DOUGLAS COWIE
               Term : three (3) years from the date of this Agreement

15.       (i)       SUBJECT to the  provisions of paragraph 14 herein the Vendor shall be responsible for all redundancy payments arising out of redundancies which it creates up to and including the Settlement Daze in respect of the employees of the Company.

          (ii) THE parties warrant to take all steps and do all things in order to ensure the total confidentiality of themselves and the redundant employees in relation to all redundancy agreements entered into and redundancy payments made to the said redundant employees by the Purchaser.

          (iii) SUBJECT to the preceding sub-paragraphs the Vendor warrants that all employees of the Company shall be paid all monies to which they are owed up to the Settlement Date including but not limited to redundancy, wages, salary, holiday pay and commissions (if any).

16.       (i)       IN  consideration of the Purchase Price the Vendor (and each of them)  give up the full  right,  interest  and use of the name PERSONAL  COMPUTER  SYSTEMS (1993) LIMITED (or any part of that name as
                    required by the Purchaser)  from the Settlement Date and the
                    Vendor (and each of them) shall execute all documents and do all things necessary to satisfy this provision including, if
                    required  by  the   Purchaser,   execution  of  Transfer  or
                    assignment of Trade Mark or otherwise in favour of the Purchaser and/or its nominee.

          (ii) THE Vendor shall transfer to the Purchaser all of its intellectual property rights and interests (including all designs, logos, Trade Marks, names, licences, permits, consents and other authorisations) used by the Vendor and the Company in the conduct of the business of the Company.

17. SUBJECT to earlier provisions herein the parties shall bear their own costs in connection with preparation, execution and settlement of this Agreement and all incidental attendances thereto PROVIDED HOWEVER that the Purchaser shall meet the reasonable costs of the Vendor's solicitor in connection with preparation, execution and registration of the mortgage of shares referred to in paragraph 2(i) herein.

18. UNLESS otherwise expressly stated herein the parties are contracting on the understanding that the supply made pursuant to this Agreement is a supply within Section 11(1) (c) of the Goods and Services Tax Act 1985 on which G.S.T. is chargeable at the rate of zero percent PROVIDED THAT if it transpires that any G.S.T. is payable in respect of the supply then:

     (a) THE Purchaser shall pay to the Vendor the G.S.T. which is so payable in one sum on the Settlement Date or such later date that the parties may agree upon.

     (b) IF the supply under this Agreement is a taxable supply the Vendor shall deliver a tax invoice to the Purchaser on or before the Settlement Date or such earlier date as the Purchaser is entitled to delivery of an invoice under the G.S.T. Act.

     (c) WHERE G.S.T. is not paid to the Vendor by the Purchaser where such payment is legally payable, then the Purchaser shall pay to the Vendor

          (i) INTEREST at the rate of 10% per annum on the amount of G.S.T. unpaid from the date referred to in paragraph 21(a) herein until payment; and

          (ii) ANY default G.S.T., being any additional G.S.T., penalty or any other sum levied against the Vendor by reason of non payment within the meaning of the G.S.T. Act other than any sum levied against the Vendor by reason of a default to the Vendor after payment of G.S.T. to the Vendor by the Purchaser.

19. THE Purchaser will not exploit (whether directly or indirectly) for the Purchaser's own purposes any customer information or any other information imparted to or acquired by the Purchaser in the course of the Purchaser's review of the business of the Company and in the course of all negotiations and other matters incidental to this sale and purchase. The Purchaser undertakes, that it will not, without the prior written consent of the Vendor,:

     (a) USE this information for any purpose other than to consider whether to buy the said shares in the Company

     (b) DISCLOSE to any other party any information provided by the Vendor relating to the Company

     (c) COPY in any form any of the customer information provided to the Purchaser by the Vendor or acquired by the Purchaser, and, if required by the Vendor, shall return such information immediately to the Vendor and shall keep confidential such information.

     (d)  SOLICIT the Company's suppliers, distributors and clients.

     This provision shall apply only up to the Settlement Date in the event that this Agreement becomes unconditional and is settled in full otherwise the provision shall apply for a period of one (1) year from the date of this Agreement.

20. FOR the sake of clarity the parties acknowledge that the Company occupies those premises referred to in Schedule "D" as tenants.

21. FOR the sake of clarity the parties acknowledge that the Vendor shall acquire as soon as practicable after the Settlement Date shares in BROCKER INVESTMENTS LIMITED (CANADA) to the value of TWO HUNDRED & TWENTY THOUSAND DOLLARS ($220,000.00) in partial satisfaction of the purchase price as referred to in Clause 2(i)(a) hereof. Pending issue of the shares in BROCKER INVESTMENTS LIMITED (CANADA) and transfer of the same to the Vendor in satisfaction of this provision the Purchaser shall execute in favour of the Vendor a mortgage of shares securing the said sum of TWO HUNDRED & TWENTY THOUSAND DOLLARS ($220,000.00) in addition to the mortgage of shares referred to in paragraph 2(i)(b) hereof to the intent that the mortgage of shares shall secure an initial sum of SIX HUNDRED & NINETEEN THOUSAND DOLLARS ($619,000.00) on the terms outlined in Clause 2(i)(b)(A) and (B). The said mortgage of shares shall provide for partial satisfaction in the sum of TWO HUNDRED & TWENTY THOUSAND DOLLARS ($220,000.00) immediately the transfer of shares in BROCKER INVESTMENTS LIMITED (CANADA) in favour of the Vendor shall occur in accordance with the terms herein.

22. EXECUTION of this Agreement by all parties referred to herein shall bind each of those parties to this Agreement as if they were contracting parties to the same in respect of those provisions to which their obligations relate.

                                   SCHEDULE A
                                   ----------

WILLIAM RUSSELL McLEAN                       65 shares
KENNETH JOHN PARKER                         164 shares
DOUGLAS COWIE                               480 shares
EVELYN ANN PARKER                           166 shares
ROGER OLIVER BRAEM                          110 shares
DENNIS GRAHAM BREESE                         15 shares


                                   SCHEDULE B
                                   ----------

                               COMPANY'S ACCOUNTS

See Attached


                                   SCHEDULE C
                                   ----------


The Restraint of Trade provision referred to in paragraph 12 of the Agreement shall, in respect of DOUGLAS COWIE, apply from the time he ceases employment with the Company or BROCKER INVESTMENTS (NZ) LIMITED or SEALCORP COMPUTER PRODUCTS LIMITED (or any of their respective subsidiaries), whichever is the later and in respect of KENNETH JOHN PARKER, the restraint provision referred to in paragraph 12 shall apply from the Settlement Date unless KENNETH JOHN PARKER enters into employment with the abovementioned companies (or any of their respective subsidiaries) in which case the restraint provision referred to in paragraph 12 shall apply from the time he ceases employment with the said companies (or any of their respective subsidiaries).


                                   SCHEDULE D
                                   ----------

Those premises at Unit F, 123 Dominion Road, Mt Eden

IN WTTNESS WHEREOF this Agreement has been executed the day and year first hereinbefore mentioned.


EXECUTED by the Vendor                   )
WILLIAM RUSSELL McLEAN                   ) /s/ William Russel McLean
KENNETH JOHN PARKER                      ) /s/ Kenneth John Parker
DOUGLAS COWlE and                        ) /s/ Douglas Cowie
EVELYN ANN PARKER                        ) /s/ Evelyn Ann Parker
in the presence of:


/s/ Simon J. Hayden
Simon J. Hayden
2/112 St. Andrew's Road
Epsorn, Auckland
Solicitor


EXECUTED by the Vendor                   )
ROGER OLIVER BRAEM                       ) /s/ Roger Oliver Braem
in the presence of:                      )

/s/ [ILLEGIBLE]
146 Tasman St
Wellignton
Technical Specialist


EXECUTED by the Vendor                   )
DENNIS GRAHAM BREESE                     ) /s/ Dennis Graham Breese
in the presence of:

/s/ [ILLEGIBLE]

ACCOUNTANT
[ILLEGIBLE]

EXECUTED by the Purchasers              ) /s/ MB Ridgway
in the presence of                      )

/s/ Martin H. Gloria
(Martin Gloria)
128 West Harbour Drive
West Harbour
Auckland
(Product Manager)

                                             [LOGO]

                                             Unit F. 123 Dominion Road. Mt Eden
                                             P.O. Box 41-158. St Lukes. Auckland
                                             Telephone (09) 630-1801
                                             Fax (09) 633-2242
                                             Applelink NZ0035


29 September 1994


Additional Notes to July 1994 Consolidated Trading and Profit & Loss Statement for Personal Computer Systems (1993) Ltd.

The set of accounts presented with this summary is for our company from 1 April 1994 to 31 July 1994 in the style as for those that you have already for the nine months 1 July 1993 to 31 March 1994. The procedures for arriving at the end result in both instances are the same but we have taken into account as at 31 July 1994 those accrual factors highlighted by Coopers & Lybrand people during their audit, except for the amortisation of goodwill which we believe is not an issue at this time.

The summary is prepared on an annualised basis 1 August 1993 to 31 July 1994; and adjusted to exclude Seven Dimensions Training Systems business activities from the performance of Personal Computer Systems (1993) Ltd. for this period. The performance recorded is considered satisfactory in the context that sales for the six months 1/4/94 to 30/9/94 will be down on budget (at this time we predict about $100,000) thus impacting on the bottom line. This result we believe is primarily because of the price reduction policy for all products (up to 50% in some instances) introduced by Claris in May this year now impacting on revenue figures. However, our gross margins remain as previously for Claris products.

I have already forwarded you our projections for the next six months trading. From my handwritten notes attached to those forecasts you will see that we have aggressive business activities already in place (ie. two new product/sales people) and with the substantial support of the Brocker Group in the financial and marketing areas particularly, there is no reason to believe that the targets set can not be achieved. With the other economies of scale we have applied in the overhead area (eg. exclusion of Ann & Ken Parker from staff roll from 1 November 1994), profitability should be even better than we are realistically able to project.

                                       2.

Summary:

NB: As seen by Coopers... but see page 3 for adjusted summary inc1uding Quark MDF/Technical Support Credit not avialable at time of first schedule.

Net Profit Recorded in Accounts:

a) 9 months 1/7/93 to 31/3/94 -              $ 114.315 *8/9       =   $ 101,613
b) 4 months 1/4/94 to 31/7/94 -                                   =   $  46.168
                                                                      ---------
                                                                      $ 147.781
                                                                      ---------
Adjustment for Seven Dimensions:

 a) 9 months 1/7/93 to 31/3/94 add back -            consultancy      $   6.609
                                                     royal ties       $  22,532
                                                                      ---------
                                                                      $  29,141
                                                                      ---------

ie. $487.351 - $ 29,141= $458.210 *8/9 = $407.298 * 14% =

                                                                  =   $  57,022

b) 4 months 1/4/94 to 31/3/94 -

ie.  $ 256.342 * 14%                                              =   $  35,888
                                                                      ---------

Seven Dimensions Adjustment                                           $  92,910
                                                                      ---------

Adjusted Net Profit Summary:

a) Net profit recorded                                            =   $ 147,781
b) Seven Dimensions Adjustment                                    =   $  92,910
                                                                      ---------

Adjusted Net Profit for the year 1/8/93 to 31/7/94                =   $ 240,691
less provision for taxation                                           $  79,428
                                                                      ---------
Net profit after tax for period 1/8/93 to 31/7/94                     $ 161.264
                                                                      ---------

                                       3.


Summary:

NB: As adjusted for Quark MDF/Technical Support Credit of $ 15,082.


Net Profit Recorded in Accounts:

a) 9 months 1/7/93 to 31/3/94 -       $ 114,315 * 8/9           =      $ 101,613
b) 4 months 1/4/94 to 31/7/94 -                                 =      $  61,250
                                                                       ---------
                                                                       $ 162,863
                                                                       ---------

Adjustment for Seven Dimensions:

a) 9 months 1/7/93 to 31/3/94 add back -                consultancy    $  6,609
                                                         royalties     $ 22,532
                                                                       --------
                                                                       $ 29,141
                                                                       --------

ie. $487,351 - $ 29,141= $453,210 *8/9 = $ 407,298 * 14% =

                                                                =      $ 57,022

b)   4 months 1/4/94 to 31/3/94 -

ie. $ 256,342 * 14%                                             =      $ 35,888
                                                                       --------

Seven Dimensions Adjustment                                     =      $ 92,910
                                                                       ---------

Adjusted Net Profit Summary:

a) Net profit recorded                                          =      $ 162,863
b) Seven Dimensions Adjustment                                  =       $ 92,910
                                                                       ---------

Adjusted Net Profit for the year 1/8/93 to 31/7/94              =      $ 255,773
less provision for taxation                                            $  84,405
                                                                       ---------

Net profit after tax for period 1/8/93 to 31/7/94                      $ 171,368
                                                                       ---------

                                                 [LOGO OF LAY DODD AND PARTNERS]



                    PERSONAL COMPUTER SYSTEMS (1993) LIMITED
                              FINANCIAL STATEMENTS
                      FOR THE PERIOD ENDED 31ST JULY 1994

                                                 [LOGO OF LAY DODD AND PARTNERS]


                        PERSONAL COMPUTER SYSTEMS (1993)
                                     LIMITED



                              FINANCIAL STATEMENTS

                      FOR THE PERIOD ENDED 31ST JULY 1994


COMPUTER SOFTWARE

AUCKLAND

CONTENTS

Company Register

Directors Report

Notes to the Financial Statements

Trading Statement

Profit and Loss Account

Balance Sheet

Fixed Asset Depreciation Schedule

                                                 [LOGO OF LAY DODD AND PARTNERS]


                        PERSONAL COMPUTER SYSTEMS (1993)
                                     LIMITED


                                COMPANY REGISTER

                       FOR THE PERIOD ENDED 31ST JULY 1994


AUTHORISED CAPITAL                  :          1,000 Fully paid
                                               $1 Ordinary Shares

COMPANY NUMBER                      :          AK 592015

DATE OF INCORPORATION               :          15 June 1993

REGISTERED OFFICE                   :          349 Remuera Road
                                               Auckland

SHAREHOLDERS                        :          DB Cowie             480   Shares
                                               WR McLean             65   Shares
                                               KJ Parker            109   Shares
                                               EA Parker            111   Shares
                                               RO Braem             110   Shares
                                               DG Breese             15   Shares
                                               KJ & EA Parker       110   Shares

                                                                  -----
                                                                   1000
DIRECTORS                           :          DB Cowie           -----
                                    :          KJ Parker
                                               RW McLean
                                               RO Braem

SECRETARY                           :          EA Parker

BANKERS                             :          Bank of New Zealand
                                               Dominion Road
                                               Auckland

ACCOUNTANTS                         :          Lay, Dodd & Partners
                                               Auckland

                                                 [LOGO OF LAY DODD AND PARTNERS]


                        PERSONAL COMPUTER SYSTEMS (1993)
                                     LIMITED



                                DIRECTORS REPORT

                       FOR THE PERIOD ENDED 31ST JULY 1994



                    Presented with and forming part of the Accounts for the period ended 31ST JULY 1994.


                    Net Profit for the year                           $30,932.74

                    After provision for taxation of:                   15,235.44

APPROPRIATIONS:
                    Net Profit was                                     30,932.74

                    Accumulated Profit brought forward                 74,479.69
                                                                     -----------
                    Accumulated Profits to be carried forward        $105,412.43
                                                                     ===========


 DIVIDENDS:         The  Directors  recommend  that no  dividend be paid for the year ended 31ST MARCH 1994.


 AUDITORS:          Pursuant to section  354(3) of the Companies Act 1955 and in terms of the unanimous  resolution passed at the last Annual
                    General Meeting, the accounts have not been audited.


 GENERAL: There has been no change in the main activities of the company during the year under review.


 STATE OF AFFAIRS:  The state of the company's affairs is satisfactory.


                             .............................. Director / /1994

                                                 [LOGO OF LAY DODD AND PARTNERS]


                        PERSONAL COMPUTER SYSTEMS (1993)
                                     LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS

                       FOR THE PERIOD ENDED 31ST JULY 1994



1.   ACTIVITY

     The principal business activity of PERSONAL COMPUTER SYSTEMS (1993) LIMITED is that of computer software and has not changed during the period.


2.   STATEMENT OF ACCOUNTING POLICIES

     (1)  GENERAL ACCOUNTING POLICIES

          (A) The general accounting principles appropriate for measurement and reporting of profit under the historical cost method are used by PERSONAL COMPUTER SYSTEMS (1993) LIMITED for the preparation of these accounts.

          (B)  Accrual accounting is used to match expenses and revenues.

          (C) Reliance has been placed on the fact that the company is a going concern.

     (2)  PARTICULAR ACCOUNTING POLICIES

          (A)  Depreciation

               Depreciation is written off fixed assets on a diminishing value basis at the maximum rates permitted for tax purposes. These rates are considered appropriate in the circumstances.

          (B)  Inventories and Work in Progress

               Inventories and Work in Progress have been valued by the Directors, at the lower of cost or net realisable value.

          (C)  G.S.T

               These financial statements have been prepared on a G.S.T. exclusive basis of accounting, except for Accounts Receivable and Accounts Payable stated in the Balance Sheet which are GST inclusive. Any G.S.T. due or recoverable is disclosed in the Balance Sheet.

          (D)  Accounts Receivable

               Accounts Receivable are stated at expected net realisable value.

                                                 [LOGO OF LAY DODD AND PARTNERS]


                                      -2-

          (E)  Taxation

               Taxation charged to the Profit and Loss Account is based on the Company's assessable income.

                    Profit Before Taxation                        $ 46,168.18

                    Profit Subject to Taxation                    $ 46,168.18
                                                                  ===========

                    Taxation Charge                               $ 15,235.44
                                                                  ===========

                    Imputation Credits (subject to Inland Revenue Department Assessments) available to Shareholders at Balance Date are $294.05.

              (D)   Goodwill

                    Goodwill is stated at cost.

              (E)   Finance Charges

                    Finance charges resulting from specified lease agreements and hire purchase contracts are charged against revenue in the period incurred in accordance with the "Rule of 78 Method".

(3)  CHANGES IN ACCOUNTING  POLICIES

     There have been no significant changes in accounting policies during the period.

     HIRE PURCHASE AND SPECIFIED LEASE CONTRACTS

                                                                    Current          Term
                                                                    (Less Fin.      (Less Fin.
                         Int      Mthly               Date of       Charges in      Charges in
Financier      Item      Rate     Instal     Term     Advance       Advance)        Advance)
---------      ----      ----     ------     ----     -------      ----------      ----------

Toyota        Toyota    14.46%    $515.09     36       Jan 93         6193.08         3096.54
Finance       Corolla                         mnths                   (710.56)        ( 77.24)
NZ Ltd        RB3372                                                 --------        --------
                                                                     $5482.52        $3019.30
                                                                     --------        --------

4.    TERM LOANS

      Principal          Int                 Date of                            Repayment
        Sum              Rate      Term      Advance           Security           Terms
      ----------        ------     ----      -------        --------------      ---------
      $67,500.00        10.15%     3 yrs     10/12/93       Debenture over      $1875.00
                                                            company Assets      Ppl/Mnth
                                                            and personal        & Int on
                                                            guarantees          reducing
                                                            KJ & EA Parker      balance
                                                            DB & LA Cowie

 5.  RELATED PARTY TRANSACTIONS
     Net transactions during the year ended 31st July 1994 with Personal Computer Systems Limited were for taxation and amounted to $760.00

                                                 [LOGO OF LAY DODD AND PARTNERS]


                                       -3-


6.   CONTINGENT LIABILITIES

     There are no known contingent liabilities at balance date.

7.   CAPITAL COMMITMENTS

     There are no capital commitments at balance date.




 .....................Director             ........................Director




Disclaimer of Liability

We have compiled the financial statements of PERSONAL COMPUTER SYSTEMS (1993) LIMITED for the period ending 31st July 1994.

     compilation is limited primarily to the collection, classification and summarisation of financial information supplied by the client. A compilation does not involve the verification of that information. We have not conducted an audit or review assignment and therefore neither we nor any of our employees accept any responsibility for the accuracy of the material from which the financial statements have been prepared. Further, the financial statements have been prepared at the request of and for the purpose of the client only and neither we nor any of our employees accept any responsibility on any ground whatever, including liability in negligence, to any other person.


                                                       /s/ Lay Dodd & Partners
                                                        Lay Dodd & Partners
                                                              Auckland

                                                 [LOGO OF LAY DODD AND PARTNERS]


                    PERSONAL COMPUTER SYSTEMS (1993) LiMITED

                                TRADING STATEMENT

                        FOR THE PERIOD TO 31ST JULY 1994


  1994                                                                                              1994
  ----                                                                                              ----

                Income
 1,546,338        Sales                                                       717,371.10
----------                                                                   -----------
 1,546,338                                                                                        717,371.10
----------                                                                                       -----------
 1,546,338                                                                                        717,371.10

                Less Cost of Goods Sold
        --        Opening Inventory                                           305,998.40
 1,228,926        Purchases                                                   464,930.30
     1,153        Packaging                                                     1,785.58
     4,700        Customs Agency                                                    --
    15,422        Inwards Freight                                              13,581.09
----------                                                                    ----------
 1,250,201                                                                    786,295.37
   305,998        Closing Inventory                                           370,136.18

----------                                                                   -----------
   944,203                                                                                        416,159.19
----------                                                                                       -----------
  $602,135      Gross Profit From Trading                                                        $301,211.91
==========                                                                                       ===========

                                                 [LOGO OF LAY DODD AND PARTNERS]


                    PERSONAL COMPUTER SYSTEMS (1993) LIMITED

                             PROFIT AND LOSS ACCOUNT

                        FOR THE PERIOD TO 31ST JULY 1994


     1994                                                                                            1994
     ----                                                                                            ----

                Income
                ------

   602,135        Gross Profit From Trading                                   301,211.91
----------                                                                   -----------
   602,135                                                                                        301,211.91
                Expenditure
                -----------

       405        A.C.C. Levy                                                   3,207.73
    21,467        Advertising & Promotion                                      14,381.10
     1,223        Bank Charges                                                    467.88
        85        Cleaning                                                            -
       141        Commissions                                                     326.00
       133        Computer Expenses                                                   -
    20,029        Consultants Fees                                              8,657.89
       616        Credit Card Charges                                             222.90
    21,551        Depreciation                                                  7,902.00
                  Entertainment - Fully
     3,485         Deductible                                                     902.71
                  Entertainment - Non
     2,252         Deductible                                                         -
    11,999        Freight and Cartage                                           7,219.15
     3,443        Fringe Benefit Tax                                            3,408.93
     7,540        General Expenses                                              1,141.86
                  Hire of Plant and
     4,329         Equipment                                                    2,136.08
     6,909        Insurance                                                     2,445.73
     1,633        Interest - Use of Money
     7,842        Interest - Bank                                               4,379.44
     2,291        Interest - Hire Purchase                                        436.06
        44        Legal Costs                                                         -
     1,762        Light, Power & Heating                                        1,145.96
       750        Loan Fees                                                           -
     9,475        Motor Vehicle Expenses                                        5,306.80
         -        Penalty Taxes                                                   166.19
                  Printing, Stationery &
    15,187         Postage                                                         13.58
    14,092        Rent & Rates                                                  8,278.22
     3,706        Repairs and Maintenance                                       2,116.93
    22,532        Royalties                                                     1,278.73
   241,895        Salaries                                                    147,740.66
     4,530        Secretarial & Accounting                                      3,805.00
       777        Security                                                        209.56
     1,148        Seminars & Conferences                                           85.51
        52        Staff Welfare                                                   173.76
       787        Subscriptions                                                 1,413.85
                  Telephones, Fax &
    17,462         Telecommunications                                          19,237.91
    12,817        Travelling Expenses                                           3,099.91
                  Travelling Expenses -
    21,163         Overseas                                                     5,034.26
                  Overseas Travel-Non
     1,799         Deductible                                                       --
----------                                                                   -----------
   487,351                                                                                        256,342.29
----------                                                                                       -----------
  114,784   Operating Profit                                                                       44,869.62

                                                 [LOGO OF LAY DODD AND PARTNERS]


                             DISCLAIMER OF LIABILITY

                    PERSONAL COMPUTER SYSTEMS (1992) LIMITED

                             PROFIT AND LOSS ACCOUNT

                        FOR THE PERIOD TO 31ST JULY 1994


     1994                                                                                           1994
     ----                                                                                           ----

                Other Income
       858        Interest Received                                               161.56
    (1,327)       Profit on Sale of Assets                                            --
                  Asset Disposal Adjustment
        --         - 31 March 1994                                              1,137.00
----------                                                                   -----------
      (469)                                                                                         1,298.56
----------                                                                                       -----------
  $114,315      NET PROFIT                                                                        $46,168.18
==========                                                                                       ===========

                                                 [LOGO OF LAY DODD AND PARTNERS]


                    PERSONAL COMPUTER SYSTEMS (1993) LIMITED

                             PROFIT AND LOSS ACCOUNT

                        FOR THE PERIOD TO 31ST JULY 1994


  1994                                                                                               1994
  ----                                                                                               ----

   114,315      PROFIT BEFORE INCOME TAX                                                           46,168.18
    39,599        Provision for Taxation                                                           15,235.44
----------                                                                                        ----------
    74,716      PROFIT AFTER INCOME TAX                                                            30,932.74

                Extraordinary Items

                  Gain on Realisation of Key
       570          Man Life Policy
----------
       570                                                                            --
----------                                                                   -----------
                                                                                                          --
                PROFIT INCLUDING                                                                  ----------
    75,286        EXTRAORDINARY ITEMS                                                              30,932.74


                  Retained Profits-
        --          Beginning of Year                                                              74,479.69
----------                                                                                        ----------
    75,286                                                                                        105,412.43

                Less: Appropriations & Transfers
                  Life Insurance Premiums W
       806          R Fowler
----------                                                                            --
       806                                                                   -----------
----------                                                                                                --
                RETAINED EARNINGS CARRIED                                                        -----------
   $74,480        FORWARD                                                                        $105,412.43
==========                                                                                       ===========

                                                 [LOGO OF LAY DODD AND PARTNERS]


                    PERSONAL COMPUTER SYSTEMS (1993) LIMITED

                         SHAREHOLDERS' CURRENT ACCOUNTS
                              AS AT 31ST JULY 1994


  1994                                                                                              1994
  ----                                                                                              ----

                D COWIE
     5,750        BALANCE BROUGHT FORWARD                  169,812.54
   172,100        Capital Introduced                              --
                  Capital Introduced ex R A
        --          Fowler                                  42,780.59
----------                                               ------------
   177,850                                                                    212,593.13
     5,975        Drawings                                        --
     2,062        Life Insurance                             1,391.58
                  Income Protection
        --        Insurance                                   (117.70)
----------                                               ------------
     8,037                                                                      1,273.88
----------                                                                   -----------
   169,813                                                                                        211,319.25
                KJ & EA PARKER
        --        BALANCE BROUGHT FORWARD                  101,851.29
   102,597        Capital Introduced                               --
                  Capital Introduced ex R A
        --          Fowler                                  47,058.65
----------                                               ------------
  102,597                                                                     148,909.94
        80        Drawings
                  Income Protection
       666          Insurance                                  766.05
----------                                               ------------
       746                                                                        766.05
----------                                                                   -----------
   101,851                                                                                        148,143.89

                R MCLEAN
        --        BALANCE BROUGHT FORWARD                   30,023.06
    30,088        Capital Introduced                               --
----------                                               ------------
    30,088                                                                     30,023.06
        65        Drawings                                         --
----------                                               ------------
        65                                                                            --
----------                                                                   -----------
    30,023                                                                                         30,023.06
                D BREESE
        --        BALANCE BROUGHT FORWARD                    5,312.22
     5,312        Capital Introduced                               --
----------                                               ------------
     5,312                                                                      5,312.22
----------                                                                   -----------
     5,312                                                                                          5,312.22
                R J MCRAE
     5,750        BALANCE BROUGHT FORWARD                          --
----------                                               ------------
     5,750
     5,750        Drawings                                         --
----------                                               ------------
     5,750
                R A FOWLER
     5,750        BALANCE BROUGHT FORWARD                   95,839.24
    96,049        Capital Introduced                               --
----------                                               ------------
   101,799                                                                     95,839.24
     5,960        Drawings                                   6,000.00
        --        Transfer to D Cowie                       42,780.59

                                                 [LOGO OF LAY DODD AND PARTNERS]


                    PERSONAL COMPUTER SYSTEMS (1993) LIMITED

                         SHAREHOLDERS' CURRENT ACCOUNTS
                              AS AT 31ST JULY 1994


  1994                                                                                             1994
  ----                                                                                             ----

                Transfer to K J & E A
        --        Parker                                    47,058.65
----------                                               ------------
     5,960                                                                     95,839.24
----------                                                                   -----------
    95,839
               W P FOWLER
     2,751      BALANCE BROUGHT FORWARD
----------                                               ------------
     2,751
     2,751      Drawings
----------                                               ------------
     2,751
                 R BRAEM
         -      BALANCE BROUGHT FORWARD                    50,201.50
    50,202      Capital Introduced
----------                                               ------------
    50,202                                                                     50,201.50
----------                                                                   -----------
    50,202                                                                                         50,201.50
----------                                                                                      ------------
  $453,040                                                                                       $444,999.92
==========                                                                                      ============

                                                 [LOGO OF LAY DODD AND PARTNERS]


                    PERSONAL COMPUTER SYSTEMS (1993) LIMITED

                                  BALANCE SHEET

                              AS AT 31ST JULY 1994


  1994                                                                                              1994
  ----                                                                                              ----

                AUTHORISED CAPITAL
                  1000 Ordinary Shares of $1
     1,000          Fully Paid                                                                      1,000.00

                ISSUED CAPITAL
                  1000 Ordinary Shares of $1
     1,000          Fully Paid                                                                      1,000.00
    74,480        Unappropriated Profits                                                          105,412.43

----------                                                                                      ------------
   $75,480      TOTAL SHAREHOLDERS FUNDS                                                         $106,412.43
==========                                                                                      ============

                REPRESENTED BY:

                CURRENT ASSETS
        45        Cash on Hand                                                     45.00
                  Bank of New Zealand - 25
     4,436          Account                                                       117.72
   341,626        Accounts Receivable                                         238,958.58
                  Seven Dimensions Training
         -          Systems Limited                                            (4,404.23)
       241        Resident Withholding Tx                                          53.31
   305,998        Inventory                                                   370,136.18
----------                                                                   -----------
   652,346                                                                                        604,906.56
                FIXED ASSETS
    10,487        Furniture & Fittings                      11,624.30
     1,368          Less Prov'n for Dep'n                    1,944.00
----------                                               ------------
     9,119                                                                      9,680.30
    35,278        Motor Vehicles                            35,277.88
     6,885          Less Prov'n for Dep'n                    9,352.00
----------                                               ------------
    28,393                                                                     25,925.88
    50,186        Office Equipment                          50,085.02
    12,129          Less Prov'n for Dep'n                   16,491.00
----------                                               ------------
    38,057                                                                     33,594.02
    14,098        Leasehold Improvements                    14,097.85
     1,169          Less Prov'n for Dep'n                    1,666.00
----------                                               ------------
    12,929                                                                     12,431.85
----------                                                                   -----------
    88,498                                                                                         81,632.05
                INVESTMENTS
                  National Mutual Key Man
      410           Life Policy                                                   937.97
----------                                                                   -----------
      410                                                                                            937.97
                INTANGIBLE ASSETS
   255,571        Goodwill - at cost                                          255,571.30
----------                                                                   -----------
   255,571                                                                                        255,571.30
----------                                                                                      ------------
   996,825      TOTAL ASSETS                                                                      943,047.88

                                                 [LOGO OF LAY DODD AND PARTNERS]


                    PERSONAL C0MPUTER SYSTEMS (1993) LIMITED

                                  BALANCE SHEET
                              AS AT 31ST JULY 1994


  1994                                                                                              1994
  ----                                                                                              ----

                CURRENT LIABILITIES
                  Bank of New Zealand - 00
     6,473          Account                                                    58,460.47
     5,235        Hire Purchase Creditors                                       5,482.52
                  Bank of New Zealand Term
    22,500        Loan (Secured)                                               22,500.00
   343,725        Accounts Payable                                            205,435.45
                  Personal Computer Systems
       401          Ltd                                                          (358.56)
    39,599        Provision for Taxation                                       15,235.44
        --        Taxation Payable 1993/94                                     39,358.60
     6,068        Goods & Services Tax                                         10,627.31
----------                                                                   -----------
   424,001                                                                                        356,741.23
                TERM LIABILITIES
     4,929        Hire Purchase Creditors                                       3,019.30
                    Bank of New Zealand Term
    39,375          Loan (Secured)                                             31,875.00
----------                                                                   -----------
    44,304                                                                                         34,894.30
                  SHAREHOLDER'S CURRENT
   453,040          ACCOUNTS                                                                      444,999.92
----------                                                                                      ------------
   $75,480      NET ASSETS                                                                       $106,412.43
==========                                                                                      ============


THESE FINANCIAL ACCOUNTS
HAVE NOT BEEN AUDITED

                                                 ----------------------------
                                                  DIRECTOR


                                                 ----------------------------
                                                  DATE

                                                 [LOGO OF LAY DODD AND PARTNERS]


                    PERSONAL COMPUTER SYSTEMS (1993) LIMITED

                                  DETAIL OF FIXED ASSETS AND DEPRECIATION as at 31/07/94
                            % PVT    COST   OPENING    ACCUM  ADDITION    SALE  PROFIT(LOSS)       CAPITAL   RATE &   DEPN. CLOSING
                             USE           BK VALUE     DEPN      COST   VALUE    ON SALE   COST  GAIN(LOSS)  TYPE          BK VALUE

Furniture & Fittings
Furniture & Fittings                 2547     2260       400                                                15.0000     113     2147
Shelving                             1137                 84     1137                                       22.0000      84     1053
Cabinet                               321      292        41                                                12.0000      12      280
Curtains & Office
 Furnishings                         3288     2630       834                                                20.0000     176     2454
Lundia Shelving                       869      725       197                                                22.0000      53      672
Refrigerator                          324      301        33                                                 9.5OOO      10      291
Vacuum Cleaner                        467      390       106                                                22.0000      29      361
4 Drawer Cabinets (4)                1603     1510       143                                                10.0000      50     1460
Couch & 6 Boardroom Chairs            847      794        93                                                15.0000      40      754
Coffee Table                          221      217        13                                                12.0000       9      208
                                  -------   ------    ------   ------   -----    -----    -----    -----             ------   ------
                                    11624     9119      1944     1137       -        -        -        -                576     9680

Motor Vehicles
1989 Mazda 323 LI Station
Wagon                                7297     5873      1934                                                26.0000     510     5363
l990Mazda 626 GLX Sporthatch        12774    10281      3386                                                26.0000     893     9388
Toyota Corolla R83372               15207    12239      4032                                                26.0000    1064    11175
                                  -------   ------    ------   ------   -----    -----    -----    -----             ------   ------
                                    35278    28393      9352                -        -        -        -               2467    25926

Office Equipment
Apple Laser Writer                      1        1         -                                                                       1
100MB Hard Drive                     1041      728       410                                                40.0000      97      631
Fax                                  1368     1029       453                                                33.0000     114      915
Mac LC                               2827     1978      1113                                                40.0000     264     1714
Apple Portable Computer
 140/Modem                           2977     2083      1172                                                40.0000     278     1805
130MB Hard Drive (Optima)             721      505       284                                                40.0000      68      437
Binding Machine                       535      447       121                                                22.0000      33      414
Power Modem                           391      274       154                                                40.0000      37      237
Video Camera                         1026      772       339                                                33.0000      85      687
Apple Mac Computer LC 4/40           2165     1515       853                                                40.0000     203     1312
Binding Machine                       474      396       107                                                22.0000      29      367
486 40Mhz HD Computer                1978     1384       779                                                40.0000     185     1199
Motorolla Gold 1950
   cellphones (2)                    2500     1774      1022                                                50.0000     296     1478
PC Notestar Portable                 6524     5008      2186                                                40.0000     670     4338
Computer LC111/Colour
Monitor 14"                          1990     1593       610                                                40.0000     213     1380
McIntosh Centris 660/AV
   Colour Monitor 14"                5928     4746      1816                                                40.0000     634     4112
McIntosh Quadra                      3000     2504       831                                                40.0000     335     2169
Computer Accessories                          (355)      402                                                40.0000    (757)     402
Backup Server & H/T Drives           6848     5257      2294                                                40.0000     703     4554
Oki Portable Cellphone                          (8)        9                                                50.0000     (17)       9
Nokia P405 Cellphone/101
Leather Case                         1899     1818       385                                                50.0000     304     1514
Macintosh LC11 4/40 B&W 12"
Monitor                              2200     1539       867                                                40.0000     206     1333
Macintosh 11 v1 5/80 Colour
14" Monitor                          2410     1686       949                                                40.0000     225     1461
Memory                                827                111      827                                       40.0000     111      716
Software - CC Mail
Communication                         455                 46      455                                       40.0000      46      409
                                  -------   ------    ------   ------   -----    -----    -----    -----             ------   ------
                                    50085    36674     16491     1282       -        -        -        -               4362    33594

Leasehold Improvements
Wooden Storage Cabinet                981      927        83                                                 9.5000      29      898
Air Conditioning                      400      346        75                                                18.0000      21      325
Renovations & Partitions            10437     9739      1057                                                 9.5000     309     9430
Vertical Blinds                       865      754       166                                                22.0000      55      699
Cabinet                               566      442       173                                                33.0000      49      393
Front Door Canopy                     490      463        42                                                 9.5000      15      448
Alarm system                          308      257        70                                                22.0000      19      238
                                  -------   ------    ------   ------   -----    -----    -----    -----             ------   ------
                                    14098    12929      1666                                                            497    12432
                                  -------   ------    ------   ------   -----    -----    -----    -----             ------   ------
                                   111085    87115     29453     2419       -        -        -       -                7902    81632
                                  =======   ======    ======   ======   =====    =====    =====    =====             ======   ======

                                                                           TOTAL CLAIMED FOR DEPRECIATION              7902
                                                                                                                     ======

                                                 [LOGO OF LAY DODD AND PARTNERS]


                        PERSONAL COMPUTER SYSTEMS (1993)
                                    LIMITED

                              FINANCIAL STATEMENTS

                      FOR THE PERIOD ENDED 31ST MARCH 1994




COMPUTER SOFTWARE



AUCKLAND



CONTENTS



Company Register



Directors Report



Notes to the Financial Statements



Trading Statement



Profit and Loss Account



Balance Sheet



Fixed Asset Depreciation Schedule

                                                 [LOGO OF LAY DODD AND PARTNERS]


                        PERSONAL COMPUTER SYSTEMS (1993)
                                     LIMITED


                                COMPANY REGISTER

                      FOR THE PERIOD ENDED 31ST MARCH 1994


AUTHORISED CAPITAL                :      1,000 Fully paid
                                         $1 Ordinary Shares


COMPANY NUMBER                    :      AK 592015


DATE OF INCORPORATION             :      15 June 1993


REGISTERED OFFICE                 :      349 Remuera Road
                                         Auckland


SHAREHOLDERS                      :       DB Cowie              380  Shares
                                          WR McLean              65  Shares
                                          KJ Parker             109  Shares
                                          EA Parker             111  Shares
                                          RO Braem              110  Shares
                                          DG Breese              15  Shares
                                          RA Fowler             210  Shares
                                                               ----
                                                               1000
                                                               ----


DIRECTORS                         :       DB Cowie
                                          KJ Parker
                                          RW McLean
                                          RO Braem


SECRETARY                         :       EA Parker


BANKERS                           :       Bank of New Zealand
                                          Dominion Road
                                          Auckland


ACCOUNTANTS                       :       Lay, Dodd & Partners
                                          Auckland

                                                 [LOGO OF LAY DODD AND PARTNERS]


                        PERSONAL COMPUTER SYSTEMS (1993)
                                     LIMITED

                                DIRECTORS REPORT

                       FOR THE YEAR ENDED 31ST MARCH 1994


                            Presented with and forming part of the Accounts for the year ended 31ST MARCH 1994.

                            Net Profit for the tear                               $74,715.72

                            After provision for taxation
                              of:                                                  39,599.34

APPROPRIATIONS:
                            Net Profit was                                         74,715.72

                            Life Insurance Premiums W R
                              Fowler                                                  806.40
                            Gain on Realisation of Key Man
                              Life Policy                                             570.37
                                                                                  ----------

                            Accumulated Profits to be
                              carried forward                                     $74,479.69
                                                                                  ==========



DIVIDENDS:                  The Directors recommend that no dividend be paid for
                            the ended 31ST MARCH 1994.


AUDITORS:                   Pursuant to section 354(3) of the Companies Act 1955
                            and in terms of the unanimous resolution passed at
                            the last Annual General Meeting, the accounts have
                            not been audited.


GENERAL: There has been no change in the main activities of the company during the year under review.


STATE OF AFFAIRS:           The state of the company's affairs is satisfactory.





                                                       Director  / /1994
                            --------------------------

                                                 [LOGO OF LAY DODD AND PARTNERS]


                        PERSONAL COMPUTER SYSTEMS (1993)
                                     LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS

                      FOR THE PERIOD ENDED 31ST MARCH 1994


1.     ACTIVITY

       The principal business activity of PERSONAL COMPUTER SYSTEMS (1993) LIMITED is that of computer software and has not changed during the period.

2.     STATEMENT OF ACCOUNTING POLICIES

       (1)    GENERAL ACCOUNTING POLICIES

              (A) The general accounting principles appropriate for measurement and reporting of profit under the historical cost method are used by PERSONAL COMPUTER SYSTEMS (1993) LIMITED for the preparation of these accounts.

              (B)    Accrual accounting is used to match expenses and revenues.

              (C) Reliance has been placed on the fact that the company is a going concern.


       (2)    PARTICULAR ACCOUNTING POLICIES

              (A)    Depreciation

                     Depreciation is written off fixed assets on a diminishing value basis at the maximum rates permitted for tax purposes. These rates are considered appropriate in the circumstances.

              (B)    Inventories and Work in Progress

                     Inventories and Work in Progress have been valued by the Directors, at the lower of cost or net realisable value.

              (C)    G.S.T.

                     These financial statements have been prepared on a G.S.T. exclusive basis of accounting, except for Accounts Receivable and Accounts Payable stated in the Balance Sheet which are GST inclusive. Any G.S.T. due or recoverable is disclosed in the Balance Sheet.

              (D)    Accounts Receivable

                     Accounts Receivable are stated at expected net realisable value.

                                                 [LOGO OF LAY DODD AND PARTNERS]


                                      -2-


              (E)    Taxation

                     Taxation charged to the Profit and Loss Account is based on the Company's assessable income.

                     Profit Before Taxation                                   $114,315.06
                     Use of Money Interest                        1,632.67
                     Non Deductible Expenses - Entertainment      2,252.09
                                             - Overseas Travel    1,799.00
                                                                  --------
                                                                                  5683.76
                                                                              -----------
                     Profit Subject to Taxation                               $119,998.82
                                                                              ===========
                     Taxation Charge                                          $ 39,599.34
                                                                              ===========

                     Imputation Credits (subject to Inland Revenue Department Assessments) available to Shareholders at Balance Date are $240.74.

              (D)    Goodwill

                     Goodwill is stated at cost.

              (E)    Finance Charges

                     Finance charges resulting from specified lease agreements and hire purchase contracts are charged against revenue in the period incurred in accordance with the "Rule of 78 Method".

       (3)    CHANGES IN ACCOUNTING POLICIES

              There have been no significant changes in accounting policies during the period.

3.     HIRE PURCHASE AND SPECIFIED LEASE CONTRACTS

                                                                             Current            Term
                                                                            (Less Fin.       (Less Fin.
                                  Int      Mthly               Date of      Charges in       Charges in
       Financier     Item         Rate     Instal      Term    Advance       Advance)         Advance)
       ---------     ----         ----     ------      ----    -------      ----------       ----------
       Toyota        Toyota      14.46%   $516.09      36      Jan 93         6193.08          5160.90
       Finance       Corolla                           mnths                  (957.71          (231.72)
       NZ Ltd        P33372                                                  $5235.37         $4929.18

4.     TERM LOANS

       Principal                  Int                      Date of                           Repayment
       Sum                        Rate        Term         Advance          Security           Terms
       ---------                  ----        ----         -------          --------         ---------
       $67,500.00                10.15%      3 yrs         10/12/93      Debenture over      $1875.00
                                                                         Company Assets      Ppl/Mnth
                                                                         and personal        & Int on
                                                                         guarantees          reducing
                                                                         KJ & EA Parker      balance
                                                                         DB & LA Cowie

5.    RELATED PARTY TRANSACTIONS

      Net transactions during the year ended 31st March 1994 with Personal Computer Systems Limited were for taxation and amounted to $401.44

                                                 [LOGO OF LAY DODD AND PARTNERS]


                                       -3-


6.     CONTINGENT LIABILITIES

       There are no known contingent liabilities at balance date.

7.     CAPITAL COMMITMENTS

       There are no capital commitments at balance date.




                         Director                                      Director
------------------------                      ------------------------




Disclaimer of Liability

We have compiled the financial statements of PERSONAL COMPUTER SYSTEMS (1993) LIMITED for the period ending 31st March 1994.

[ILLEGIBLE] compilation is limited primarily to the collection, classification and summarisation of financial information supplied by the client. A compilation does not involve the verification of that information. We have not conducted an audit or review assignment and therefore neither we nor any of our employees accept any responsibility for the accuracy of the material from which the financial statements have been prepared. Further, the financial statements have been prepared at the request of and for the purpose of the client only and neither we nor any of our employees accept any responsibility on any ground whatever, including liability in negligence, to any other person.


                                             /s/ Lay Dodd & Partners
                                             Lay Dodd & Partners
                                                   Auckland

                                                 [LOGO OF LAY DODD AND PARTNERS]


                    PERSONAL COMPUTER SYSTEMS (1993) LIMITED

                                TRADING STATEMENT

                        FOR THE PERIOD TO 31ST MARCH 1994

  1993                                                                                              1994
  ----                                                                                              ----

                Income
        --        Sales                                                     1,546,336.31
----------                                                                  ------------
                                                                                                1,546,336.31
----------                                                                                      ------------
                                                                                                1,546,336.31
                Less Cost of Goods Sold
        --        Purchases                                                 1,228,925.55
        --        Packaging                                                     1,153.03
        --        Customs Agency                                                4,699.66
        --        Inwards Freight                                              15,421.94
----------                                                                  ------------
                                                                            1,250,200.18
        --        Closing Inventory                                           305,998.40
----------                                                                  ------------
        --                                                                                        944,201.78
----------                                                                                      ------------
        --      Gross Profit From Trading                                                        $602,134.53
==========                                                                                      ============

                                                 [LOGO OF LAY DODD AND PARTNERS]


                    PERSONAL COMPUTER SYSTEMS (1993) LIMITED

                             PROFIT AND LOSS ACCOUNT

                        FOR THE PERIOD TO 31ST MARCH 1994


  1993                                                                                              1994
  ----                                                                                              ----
                Income
        --        Gross Profit From Trading                                   602,134.53
----------                                                                  ------------
                                                                                                  602,134.53
                Expenditure
        --        A.C.C. Levy                                                     405.44
        --        Advertising & Promotion                                      21,467.43
        --        Bank charges                                                  1,223.27
        --        Cleaning                                                         85.00
        --        Commissions                                                     141.00
        --        Computer Expenses                                               133.33
        --        Consultants Fees                                             20,028.53
        --        Credit Card Charges                                             616.42
        --        Depreciation                                                 21,551.00
                  Entertainment - Fully
        --          Deductible                                                  3,484.76
                  Entertainment - Non
        --          Deductible                                                  2,252.09
        --        Freight and Cartage                                          11,998.75
        --        Fringe Benefit Tax                                            3,442.82
        --        General Expenses                                              7,539.43
                  Hire of Plant and
        --          Equipment                                                   4,329.32
        --        Insurance                                                     6,908.99
        --        Interest - Use of Money                                       1,632.67
        --        Interest - Bank                                               7,841.87
        --        Interest - Hire Purchase                                      2,291.00
        --        Legal Costs                                                      44.44
        --        Light, Power & Heating                                        1,761.79
        --        Loan Fees                                                       750.00
        --        Motor Vehicle Expenses                                        9,475.30
                  Printing, Stationery &
        --          Postage                                                    15,186.70
        --        Rent & Rates                                                 14,092.16
        --        Repairs and Maintenance                                       3,705.54
        --        Royalties                                                    22,532.04
        --        Salaries                                                    241,894.95
        --        Secretarial & Accounting                                      4,530.00
        --        Security                                                        776.51
        --        Seminars & Conferences                                        1,148.33
        --        Staff Welfare                                                    51.50
        --        Subscriptions                                                   787.11
        --        Telephone, Tolls & Fax                                       17,461.91
        --        Travelling Expenses                                          12,817.09
                  Travelling Expenses -
        --          Overseas                                                   21,162.92
                  Overseas Travel-Non
        --          Deductible                                                  1,799.00
----------                                                                  ------------
        --                                                                                        487,350.41
----------                                                                                      ------------
        --        Operating Profit                                                                114,784.12

                                                 [LOGO OF LAY DODD AND PARTNERS]


                    PERSONAL COMPUTER SYSTEMS (1993) LIMITED

                             PROFIT AND LOSS ACCOUNT

                        FOR THE PERIOD TO 31ST MARCH 1994


  1993                                                                                              1994
  ----                                                                                              ----
                Other Income
        --        Interest Received                                               857.60
        --        Loss on Sale of Assets                                        1,326.66
----------                                                                  ------------
                                                                                                     (469.06)
----------                                                                                      ------------
        --      NET PROFIT                                                                       $114,315.06

                                                 [LOGO OF LAY DODD AND PARTNERS]


                    PERSONAL COMPUTER SYSTEMS (1993) LIMITED

                             PROFIT AND LOSS ACCOUNT

                        FOR THE PERIOD TO 31ST MARCH 1994


  1993                                                                                              1994
  ----                                                                                              ----

        --      PROFIT BEFORE INCOME TAX                                                          114,315.06
        --        Provision for Taxation                                                           39,599.34
----------                                                                                      ------------
        --      PROFIT AFTER INCOME TAX                                                            74,715.72

                Extraordinary Items

                Gain on Realisation of Key
        --        Man Life Policy                                                 570.37
----------                                                                  ------------
        --                                                                                            570.37
----------                                                                                      ------------
                                                                                                   75,286.09

                Less:    Appropriations & Transfers
                  Life Insurance Premiums W
        --          R Fowler                                                      806.40
----------                                                                  ------------
        --                                                                                            806.40
----------                                                                                      ------------
                RETAINED EARNINGS CARRIED
        --        FORWARD                                                                         $74,479.69
==========                                                                                      ============

                                                 [LOGO OF LAY DODD AND PARTNERS]


                    PERSONAL COMPUTER SYSTEMS (1993) LIMITED

                         SHAREHOLDERS' CURRENT ACCOUNTS
                              AS AT 31ST MARCH 1994


  1993                                                                                              1994
  ----                                                                                              ----
                D COWIE
        --        BALANCE BROUGHT FORWARD                    5,749.75
        --        Capital Introduced                       172,099.94
----------                                               ------------
        --                                                                    177,849.69
        --        Drawings                                   5,974.75
        --        Life Insurance                             2,062.40
----------                                               ------------
        --                                                                      8,037.15
----------                                                                  ------------
        --                                                                                        169,812.54
                K J & E A PARKER
        --        Capital Introduced                       102,597.29
----------                                               ------------
                                                                              102,597.29
        --        Drawings                                      80.00
        --        Income Protection
        --        Insurance                                    666.00
----------                                               ------------
        --                                                                        746.00
----------                                                                  ------------
        --                                                                                        101,851.29
                R MCLEAN
        --        Capital Introduced                        30,088.06
----------                                               ------------
        --                                                                     30,088.06
        --        Drawings                                      65.00
----------                                               ------------
        --                                                                         65.00
----------                                                                  ------------
        --                                                                     30,023.06
                D BREESE
        --        Capital Introduced                        55,513.72
----------                                               ------------
        --                                                                     55,513.72
----------                                                                  ------------
        --                                                                                         55,513.72
        --      R J MCRAE
                  BALANCE BROUGHT FORWARD                    5,749.75
----------                                               ------------
        --                                                                      5,749.75
        --      Drawings                                     5,749.75
----------                                               ------------
        --                                                                      5,749.75
                R A FOWLER
        --        BALANCE BROUGHT FORWARD                    5,749.75
        --        Capital Introduced                        96,049.24
----------                                               ------------
        --                                                                    101,798.99
        --      Drawings                                     5,959.75
----------                                               ------------
        --                                                                      5,959.75
----------                                                                  ------------
        --                                                                                         95,839.24
                W P FOWLER
        --        BALANCE BROUGHT FORWARD                    2,750.75
----------                                               ------------
        --                                                                      2,750.75
        --        Drawings                                   2,750.75
----------                                               ------------
                                                                                2,750.75

                                                 [LOGO OF LAY DODD AND PARTNERS]


                    PERSONAL COMPUTER SYSTEMS (1993) LIMITED

                         SHAREHOLDERS' CURRENT ACCOUNTS

                              AS AT 31ST MARCH 1994


  1993                                                                                              1994
  ----                                                                                              ----

----------                                                                                      ------------
        --                                                                                       $453,039.85
==========                                                                                      ============

                                                 [LOGO OF LAY DODD AND PARTNERS]


                    PERSONAL COMPUTER SYSTEMS (1993) LIMITED

                                  BALANCE SHEET

                              AS AT 31ST MARCH 1994


  1993                                                                                              1994
  ----                                                                                              ----

                AUTHORISED CAPITAL
                  1000 Ordinary Shares of $1
        --          Fully Paid                                                                      1,000.00

                ISSUED CAPITAL
                  1000 Ordinary Shares of $1
        --          Fully Paid                                                                      1,000.00
        --          Unappropriated Profits                                                         74,479.69

----------                                                                                      ------------
        --      TOTAL SHAREHOLDERS FUNDS                                                          $75,479.69
==========                                                                                      ============

                REPRESENTED BY:

                CURRENT ASSETS
        --        Cash on Hand                                                     44.88
                  Bank of New Zealand - 25
        --          Account                                                     4,436.13
        --        Accounts Receivable                                         341,625.96
        --        Resident Withholding Tax                                        240.74
        --        Inventory                                                   305,998.40
----------                                                                  ------------
        --                                                                                        652,346.11
                FIXED ASSETS
        --        Furniture & Fittings                      10,487.30
        --        Less Prov'n for Dep'n                      1,368.00
----------                                               ------------
        --                                                                      9,119.30
        --        Motor Vehicles                            35,277.88
        --          Less Prov'n for Dep'n                    6,885.00
----------                                               ------------
        --                                                                     28,392.88
        --        Office Equipment                          50,185.89
        --          Less Prov'n for Dep'n                   12,129.00
----------                                               ------------
        --                                                                     38,056.89
        --        Leasehold Improvements                    14,097.85
        --          Less Prov'n for Dep'n                    1,169.00
----------                                               ------------
        --                                                                     12,928.85
----------                                                                  ------------
        --                                                                                         88,497.92
                INVESTMENTS

                  National Mutual Key Man
        --          Life Policy                                409.85
                                                                                  409.85
----------                                                                  ------------
        --      INTANGIBLE ASSETS

        --        Goodwill - at cost                                          255,571.30
----------                                                                  ------------
        --                                                                                        255,571.30
----------                                                                                      ------------
        --      TOTAL ASSETS                                                                      996,825.18

                                                 [LOGO OF LAY DODD AND PARTNERS]


                    PERSONAL COMPUTER SYSTEMS (1993) LIMITED

                                  BALANCE SHEET
                              AS AT 31ST MARCH 1994


  1993                                                                                              1994
  ----                                                                                              ----
                CURRENT LIABILITIES
        --        Bank of New Zealand -- 00
                    Account                                                     6,473.38
        --        Hire Purchase Creditors                                       5,235.37
                  Bank of New Zealand Term
        --          Loan (Secured)                                             22,500.00
        --        Accounts Payable                                            343,723.51
                    Personal Computer Systems
        --          Ltd                                                           401.44
        --        Provision for Taxation                                       39,599.34
        --        Goods & Services Tax                                          6,068.42
----------                                                                  ------------
                                                                                                  424,001.46
                TERM LIABILITIES
        --        Hire Purchase Creditors                                       4,929.18
                  Bank of New Zealand Term
        --          Loan (Secured)                                             39,375.00
----------                                                                  ------------
        --                                                                                         44,304.18
                SHAREHOLDER'S CURRENT
        --        ACCOUNTS                                                                        453,039.85
----------                                                                                      ------------
        --      NET ASSETS                                                                        $75,479.69
==========                                                                                      ============


THESE FINANCIAL ACCOUNTS
HAVE NOT BEEN AUDITED
                                                   ----------------------------
                                                   DIRECTOR


                                                   ----------------------------
                                                   DATE

                                                 [LOGO OF LAY DODD AND PARTNERS]


                    PERSONAL COMPUTER SYSTEMS (1993) LIMITED

                                  DETAIL OF FIXED ASSETS AND DEPRECIATION as at 31/03/94
                            % PVT    COST    OPENING   ACCUM  ADDITION    SALE  PROFIT(LOSS)       CAPITAL   RATE &   DEPN. CLOSING
                              USE           BK VALUE    DEPN      COST   VALUE    ON SALE   COST  GAIN(LOSS)  TYPE          BK VALUE

Furniture & Fittings
Furniture & Fittings                 2547                287     2547                                      15.0000      237     2260
Cabinet                               321                29       321                                      12.0000
                                                                                                                        29       292
Curtains & Office                                                                                          20.0000      658     2630
 Furnishings                         3288                658     3288
Lundia Shelving                       869                144      869                                      22.0000      144      725
Refrigerator                          324                 23      324                                       9.5000       23      301
Vacuum Cleaner                        467                 77      467                                      22.0000       77      390
4 Drawer Cabinets (4)                1603                 93     1603                                      1O.O000       93     1510
Couch & 6 Boardroom Chairs            847                 53      847                                      15.0000       53      794
Coffee Table                          221                  4      221                                      12.0000        4      217
                                  -------   ------    ------   ------  ------    -----    -----    -----             ------   ------
                                    10487       --      1368    10487      --       --       --       --               1368     9119

Motor Vehicles

1988 Toyota Corolla GL
 Hatchback                                                --     7297    6667     (630)    7297
1989 Mazda 323 LI Station
 Wagon                               7297               1424     7297                                      26.0000     1424     5873
l990 Mazda 626 GLX Sporthatch       12774               2493    12774                                      26.0000     2493    10281
Toyota Corolla R83372               15207               2968    15207                                      26.0000     2968    12239
                                  -------   ------    ------   ------  ------    -----    -----    -----             ------   ------
                                    35278       --      6885    42575    6667     (630)    7297       --               6885    28393

Office Equipment
Apple Laser Writer                      1                 --        1                                                              1
Apple Mac 11                                              --     1363     667     (696)    1363
100MB Hard Drive                     1041                313     1041                                      40.0000      313      728
Fax                                  1368                339     1368                                      33.0000      339     1028
Mac LC                               2827                849     2827                                      40.0000      849     1978
Apple Portable Computer
l40/Modem                            2977                894     2977                                      40.0000      894     2083
  130MB Hard Drive (Optima)           721                216      721                                      40.0000      216      505
Binding Machine                       535                 88      535                                      22.0000       88      447
  Power Modem                         391                117      391                                      40.0000      117      274
  Video Camera                       1026                254     1026                                      33.0000      254      772
Apple Mac Computer LC 4/40           2165                650     2165                                      40.0000      650     1515
Ubix Photocopier                                          --        1       1                 1
Binding Machine                       474                 78      474                                      22.0000       78      396
386 40Mhz HO Computer                1978                594     1978                                      40.0000      594     1384
Motorolla Gold 1950
  cellphones (2)                     2500                726     2500                                      50.0000      726     1774
PC Notestar Portable                 6524               1516     6524                                      40.0000     1516     5008
Computer LC111/Colour
Monitor 14"                          1990                397     1990                                      40.0000      397     1593
McIntosh Centris 660/AV
Colour Monitor 14"                   5928               1182     5928                                      40.0000     1182     4746
McIntosh Quadra                      3000                496     3000                                      40.0000      496     2504
Computer Accessories                 1183                355     1183                                      40.0000      355      828
Backup Server & H/T Drives           6848               1591     6848                                      40.0000     1591     5257
Oki Portable Cellphone                200                  8      200                                      50.0000        8      192
Nokia P405 Cellphone/lOl
  Leather Case                       1899                 81     1899                                      50.0000       81     1818
Macintosh LC11 4/40 B&W 12"
  Monitor                            2200                661     2200                                      40.0000      661     1539
Macintosh 11 V1 5/80 Colour
  14" Monitor                        2410                724     2410                                      40.0000      724     1686
                                  -------   ------    ------   ------  ------    -----    -----    -----             ------   ------
                                    50186       --     12129    51550     668     (696)    1364       --              12129    38057

Leasehold Improvements
Wooden Storage Cabinet                981                 54      981                                       9.5000       54      927
Air Conditioning                      400                 54      400                                      18.0000       54      346
Renovations & Partitions            10487                748    10487                                       9.5000      748     9739
Vertical Blinds                       865                111      865                                      22.0000      111      754
Carpet                                566                124      566                                      33.0000      124      442
Front Door Canopy                     490                 27      490                                       9.5000       27      463
Alarm System                          308                 51      308                                      22.0000       51      257
                                  -------   ------    ------   ------  ------    -----    -----    -----             ------   ------
                                    14098       --      1169    14098      --       --       --       --               1169    12929

                                  -------   ------    ------   ------  ------    -----    -----    -----             ------   ------
                                   110049       --     21551   118710    7334    (1327)    8661       --              21551    88498
                                  =======   ======    ======   ======  ======    =====    =====    =====             ======   ======

                                                                          TOTAL CLAIMED FOR DEPRECIATION            21551

               ---------------------------------------------------
               BETWEEN: WILLIAM RUSSELL McLEAN, KENNETH JOHN PARKER, DOUGLAS COWIE, EVELYN ANN PARKER, ROGER OLIVER BRAEM and DENNIS GRAHAM BREESE

                              VENDOR

               AND:           BROCKER INVESTMENTS (NZ) LIMITED

                              PURCHASER

               ---------------------------------------------------
                                DEED OF VARIATION
               ---------------------------------------------------





               ---------------------------------------------------

                                ED JOHNSTON & CO
                                   Solicitors
                                     Level 1
                              370 Great North Road
                                (P 0 Box 21-850)
                                 WAITAKERE CITY

                   PHONE: (09) 838 8812      FAX: (09) 838 8882

THIS AGREEMENT is dated the ____ day of ______________ 1995

PARTIES

1. WILLIAM RUSSELL McLEAN, KENNETH JOHN PARKER, DOUGLAS COWIE, EVELYN ANN PARKER, ROGER OLIVER BRAEM and DENNIS GRAHAM BREESE all of Auckland (hereinafter called "the Vendor") of the one part

2. BROCKER INVESTMENTS (NZ) LIMITED at Auckland (hereinafter called "the Purchaser") of the other part

BACKGROUND

A. The Vendor and the Purchaser have entered Into an Agreement dated the 26th day of January 1995 for the Sale and Purchase of Shares in PERSONAL COMPUTER SYSTEMS (1993) LIMITED ("the" Main Agreement")

B.     The parties have agreed to amend the Main Agreement as provided herein.

THE PARTIES AGREE

AMENDMENTS


1. The parties acknowledge and agree that effective at the date of execution of the Main Agreement that agreement shall be deemed to have been amended as follows:

       (a) Clause 2(1)(a) is deleted and replace4 with the following new provision:


                                                                          [INIT]

               "2(i)(a) As to the sum of TWO HUNDRED & TWENTY THOUSAND DOLLARS ($220,000.00) by way of the Purchaser transferring to the Vendor fully paid ordinary shares in that Canadian listed company, BROCKER INVESTMENTS LIMITED (hereinafter called "BROCKER
                            INVESTMENTS LIMITED (CANADA)") in accordance with the provisions of paragraph 21 herein."

       (b)    Cause 6A is deleted and replaced with the following new provision:

              "6A This Agreement is conditional upon the following:


              (a) Approval in all respects, and at the absolute and unfettered discretion, of the Board of Directors of BROCKER INVESTMENTS LIMITED (CANADA) by the 17th day of February 1995.

              (b) Approval in all respects, and at the absolute and unfettered discretion, of the Securities Commission of Canada (or similar regulatory body for the time being in Canada) by the 17th day of February 1995.

              (c) Approval by the 17th day of February 1995 in all respects, and at the absolute and unfettered discretion, of any other Canadian regulatory body (in addition to the body referred to in sub-paragraph (b) herein) being a body whose consent and authority is necessary to the transfer of shares in BROCKER INVESTMENTS LIMITED (CANADA) as proposed in terms of these presents."


COUNTERPARTS

2. This Agreement way be signed in any number of counterparts, each of which shall be signed by authorised signatories on behalf of the parties, which together shall constitute one agreement binding on the parties norwithstanding that the parties are not signatories to the original or same counterpart.

       FACSIMILE SIGNATURE

3. The parties may sign a counterpart copy of this Agreement by photocopying a facsimile thereof and signing that photocopy. The transmission by facsimile by a party to another party of a counterpart copy of this Agreement so signed shall be proof of signature of the original and the signed facsimile so transmitted shall be deemed an original.

       SIGNED on the date hereinbefore stated.


       SIGNED by WILLIAM RUSSEL
       McLEAN in the presence of:            [ILLEGIBLE]

       [ILLEGIBLE]


       SIGNED by KENNETH JOHN
       PARKER in the presence of:            [ILLEGIBLE]

       [ILLEGIBLE]


       SIGNED by DOUGLAS COWIE
       in the presence of:                   [ILLEGIBLE]

       [ILLEGIBLE]


       SIGNED by EVELYN ANN
       PARKER in the presence of:            [ILLEGIBLE]

       [ILLEGIBLE]


       SIGNED by ROGER OLIVER
       BRAEM in the presence of:             [ILLEGIBLE]

       [ILLEGIBLE]

       SIGNED by DENNIS GRAHAM
       BREESE in the presence of:            [ILLEGIBLE]

       [ILLEGIBLE]


       BROCKER INVESTMENTS (NZ) LIMITED
       by its Directors in the presence
       of:

                                        Director  [ILLEGIBLE]
                                                 ----------------------------


                                        Director ----------------------------

MEMORANDUM OF AGREEMENT made this 24th day of November One thousand nine hundred and ninety fire


BETWEEN WILLIAM RUSSELL McLEAN, KENNETH JOHN PARKER, DOUGLAS COWIE, EVELYN ANN PARKER, ROGER OLIVER BRAEM and DENNIS GRAHAM BREESE all of Auckland (hereinafter called "the Vendor") of the one part


AND BROCKER INVESTMENTS (NZ) LIMITED at Auckland (hereinafter called "the Purchaser") of the other part


BACKGROUND


A. THE Vendor and thee Purchaser have entered into an Agreement dated the 26th day of January 1995 for the sale and purchase of shares in PERSONAL COMPUTER SYSTEMS (1993) LIMITED ("the Main Agreement")

B. THE parties have amended the Main Agreement in accordance with the provisions of a Deed of Variation dated the 24th day of November 1995 ("the First Variation").

C. THE parties have now agreed to amend the Main Agreement again as provided herein.


THE PARTIES AGREE


AMENDMENTS
THE parties acknowledge and agree that effective at the date of execution of the Main

Agreement that Agreement shall be deemed to have been amended as follows:


(a) Clause 2(1)(a) is deleted and replaced with the following new provision (and clause 1(a) of the First Variation is thereby amended accordingly also):

       "2(1)(a) AS to the sum of TWO HUNDRED & TWENTY THOUSAND DOLLARS ($220,000.00):

                     (1) BY way of the Purchaser transferring to DOUGLAS COWIE TWO HUNDRED THOUSAND (200,000) fully paid ordinary shares at $1.00 each in that Canadian listed company BROCKER INVESTMENTS LIMITED (hereinafter called "Brocker Investments Limited (Canada)") in accordance with the provisions of Clause 21 herein, and:

                     (2) BY way of the purchaser transferring to ROGER OLIVER BRAEM TWENTY THOUSAND (20,000) fully paid ordinary shares at $1.00 each in BROCKER INVESTMENTS LIMITED (CANADA) in accordance with the provisions of Clause 21."


(b) CLAUSE 21 shall be amended by replacing the word "Vendor" in lines 1,8,9 and 18 with the words "DOUGLAS COWIE and ROGER OLIVER BRAEM".

(c) THE parties acknowledge that the vendors are WILLIAM RUSSEL McLEAN, KENNETH JOHN PARKER, EVELYN ANN PARKER and DENNIS GRAHAM BREESE have received the full settlement of the monies to which they are entitled under the Main Agreement to which end said DOUGLAS COWIE and ROGER OLIVER BRAEM alone are to be settled from the balance of proceeded settlement funds herein namely by way of transfer of shares as referred in Clause 2(1)(a) hereof.

(d)    IN all  other  respects  the  terms of the Main  Agreement  and the First
       Agreement:

       are confirmed


IN WITNESS WHEREOF this Agreement has been executed the day and year first hereinbefore mentioned.

EXECUTED by the Vendor             )              [ILLEGIBLE]
in the presence of:                )

EXECUTED by the Purchaser          )
in the presence of:                )